                                                                   EXHIBIT 10.44

                           COMMERCIAL REVOLVING LOAN,
                        TERM LOAN AND SECURITY AGREEMENT

     This Commercial Revolving Loan, Term Loan and Security Agreement dated August 9, 1996 among MEMRY CORPORATION, a Delaware corporation with its chief executive office and principal place of business at 57 Commerce Drive, Brookfield, Connecticut 06804 ("MEMRY"), WRIGHT MACHINE CORPORATION, a Delaware corporation with its chief executive office and principal place of business at 69 Armory Street, Worcester, Massachusetts 01603 ("WRIGHT"; Memry and Wright collectively, the "BORROWERS"), and AFFILIATED BUSINESS CREDIT CORPORATION, a Connecticut corporation with an office at 72 Queen Street, Southington, Connecticut 06489 ("LENDER").

                              ____________________

                                    PREAMBLE

     WHEREAS, Borrowers have requested Lender to extend to Borrowers the following financial accommodations (collectively, the "LOANS"): (a) a revolving loan in the maximum aggregate principal amount of up to $1,500,000, and (b) a term loan in the original principal amount of $1,135,000; and

     WHEREAS, Lender has agreed to extend the Loans to Borrowers on the conditions set forth below.

     NOW, THEREFORE, for the mutual considerations contained in this Agreement, Borrowers and Lender agree as follows:

     ARTICLE I.  DEFINITIONS

          SECTION 1.1.  ACCOUNTING TERMS; ETC.

     Unless otherwise defined, all accounting terms shall be construed, and all computations or classifications of assets and liabilities and of income and expenses shall be made or determined in accordance with generally accepted accounting principles consistently applied. As used herein, or in the Financing Agreements or in any certificate, document or report delivered pursuant to this Agreement or any other Financing Agreement, the following terms shall have the following meanings:

     (a) "Account" and "Accounts" shall have the meanings assigned in Section
                                                                      -------
8.1(a) hereof.
------

     (b) "Account Debtor" and "Account Debtors" shall mean the person or entity or persons or entities obligated to Borrowers upon the Accounts.

     (c) "Agreement" shall mean this Commercial Revolving Loan, Term Loan and Security Agreement as the same may from time to time be amended, supplemented or otherwise modified.

     (d) "Arrangement" and "Arrangements" shall have the meaning assigned in
Section 5.1(n) hereof.
--------------

     (e)  "Assignment of Leases and Rents" shall have the meaning assigned in
Section 6.1(1) hereof;
--------------

     (f) "Bank Accounts" shall mean the account described in Section 7.15
                                                             ------------
hereof.

     (g) "Borrowing Base" shall mean an amount equal to the lesser of: (i) One Million Five Hundred Thousand Dollars ($1,500,000) or (ii) an amount equal to the aggregate of (1) eighty percent (80%) of Eligible Accounts and (2) the lesser of (A) twenty-five percent (25%) of Eligible Inventory, or (B) Five Hundred Thousand Dollars ($500,000).

     (h) "Business Day" shall mean any day other than a day on which commercial banks in Hartford, Connecticut are required or permitted by law to close.

     (i) "CII Agreement" shall have the meaning assigned in Section 6.1(p)
                                                            --------------
hereof;

     (j) "Collateral" shall mean the property of Borrowers described in Section
                                                                        -------
8.1 hereof.
---

     (k) "Company" and "Companies" shall mean Borrowers and any entities affiliated with Borrowers in connection with any Plan.

     (l) "Defaulting Event" shall mean the occurrence of an Event of Default or the occurrence of any condition or event which but for the giving of notice or passage of time or both would constitute an Event of Default.

     (m) "Dollar" and the sign "$" shall mean lawful money of the United States of America.

     (n) "Eligible Accounts" shall mean those Accounts of Borrowers which arise from the sale of inventory or rendition of services in the ordinary course of Borrowers' businesses, are subject to Lender's perfected, first lien security interest and no other lien or security interest, and are evidenced by an invoice or other documentary evidence satisfactory to Lender. Further, no Account shall be an Eligible Account if:

     (i) it arises out of a sale made by Borrowers to any affiliate, division, subsidiary or parent of Borrowers or to any person or entity controlled by or under common control with an affiliate, division, subsidiary or parent of Borrowers;

     (ii) it is due or unpaid more than ninety (90) days after its original invoice date;

     (iii) the account debtor is also Borrowers' creditor or supplier, has disputed liability or made any claim with respect to any other account due from such account debtor to Borrowers, or the account is otherwise subject to any defense, counterclaim or offset of or by the account debtor (provided, however, that Accounts of Borrowers arising out of sales to Raychem Corporation shall not be ineligible pursuant to this subsection (iii) if Lender has received a "no off-set" agreement acceptable in form, scope and substance to Lender in Lender's sole discretion);

     (iv) the account debtor is located outside the United States (unless such account is supported by a letter of credit or credit insurance acceptable in form, scope and substance to Lender in Lender's sole discretion);

     (v) the account debtor is located in New Jersey or Minnesota, unless Borrowers have (x) filed a Notice of Business Activities Report in the appropriate office or agency for such state in the then current year, or (y) received a Certificate of Authority to do business and is in good standing in such state;

     (vi) the sale giving rise to the account is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or other repurchase or return basis, or is evidenced by a Notes or chattel paper;

     (vii) Borrowers have made an agreement with the account debtor for any deduction from the invoice representing said account except for discounts or allowances made in the ordinary course of Borrowers' businesses for prompt payment, which discounts or allowances are reflected in the calculation of the face value of each respective invoice related thereto;

     (viii) twenty-five percent (25%) or more of the aggregate invoices for an account debtor are due or unpaid for more than ninety (90) days after their original invoice date;

     (ix) it arises out of a sale made by the Borrowers to an account debtor that is the United States Government or any agency or subdivision thereof (collectively the "GOVERNMENT"), unless Borrowers have complied in all respects with the Federal Assignment of Claims Act of 1940, or has otherwise satisfied Lender as to the assignability and collectability of said accounts; or

     (x) the Lender in its sole discretion deems the Account to be unacceptable for any reason.

     If there is any dispute as to whether any Account is an Eligible Account, the determination of Lender shall at all times control.

     (o) "Eligible Inventory" shall mean Memry's inventory of raw materials and finished goods located at 57 Commerce Drive, Brookfield, Connecticut, 69 Armory Street, Worcester, Massachusetts, 4065 Campbell Avenue, San Mateo County, Menlo Park, California, and 220 Jefferson Avenue, Menlo Park, California to the extent Lender, in its sole discretion, determines that such inventory is eligible for advance. In addition and without limiting Lender's discretion, Eligible Inventory shall be net of reserves and returns, valued at the lower of cost or market (as determined in accordance with the FIFO method of accounting), and subject to Lender's perfected first security interest and to no other lien or security interest. Further and without limiting Lender's discretion, no inventory shall be eligible if it is:

     (i) deemed by Lender as slow moving or obsolete;

     (ii) not otherwise in good condition and salable through normal trade channels; or

     (iii) not salable in the ordinary course of Borrowers' businesses.

     (p) "Environmental Laws" shall mean any and all applicable foreign, federal, state and local statutes, laws, regulations, rules, ordinances, orders, guidances, policies or common law (whether now existing or hereafter enacted or promulgated) pertaining to the environment, of any and all federal, state or local governments and governmental and quasi-governmental agencies, bureaus, subdivisions, commissions or departments which may now or hereafter have jurisdiction over Borrowers and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants.

     Without limiting the generality of the foregoing, the term "Environmental Laws" shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: Federal Occupational Safety and Health Act ("OSHA"); the Clean Air Act ("CAA"); the Toxic Substances Control Act ("TSCA"); the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Clean Water Act ("CWA"); the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984 ("RCRA"); the Hazardous Materials Transportation Act; and all applicable Environmental Laws of each state and municipality in which Borrowers conduct business or locate assets and all rules and regulations thereunder and amendments thereto, and all similar state and local laws, rules and regulations.

     (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated pursuant thereto, as the same may from time to time be supplemented or amended.

     (r) "Event of Default" and "Events of Default" shall have the meanings assigned in Section 9.1 hereof.
            -----------

     (s) "Fidelity Agreements" shall have the meaning assigned in Section 6.1(d)
                                                                  -------------
hereof.

     (t) "Fidelity Guarantors" shall have the meaning assigned in Section 6.1(d)
                                                                  --------------
hereof.

     (u) "Financing Agreement" or "Financing Agreements" shall mean this Agreement, the Notes, the Mortgage, the Assignment of Leases and Rents, the Indemnity Agreement, the Stock Pledge Agreement, the Patent Security Agreement, the Trademark Security Agreement and any and all other instruments, agreements and documents executed in connection herewith or therewith or related hereto or thereto, together with any amendments, supplements or modifications hereto or thereto.

     (v) "Fixed Assets" shall mean equipment and other assets of Borrowers which, by generally accepted accounting principles, must be treated as fixed assets in financial statements of Borrowers.

     (w) "Government" shall have the meaning assigned in clause (ix) of the definition of Eligible Accounts.

     (x) "Hazardous Material" shall mean any chemical, compound, material, mixture or substance: (i) the presence of which requires or may hereafter require notification, investigation, monitoring or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "toxic substance" or

"pollutant" or contaminant" under any present or future applicable federal, state or local law or under the rules and regulations adopted or promulgated pursuant thereto, including, without limitation, the Environmental Laws; (iii) which is toxic, explosive, corrosive, reactive, ignitable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over Borrowers; (iv) which contains without limitation, gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls ("PCBS"); or (v) any other chemical, material or substance, exposure to, or disposal of, which is now or hereafter prohibited, limited or regulated by any federal, state or local governmental body, instrumentality or agency.

     (y) "Indemnifiable Liability" shall have the same meaning assigned in
Section 14.1(a) hereof.
--------------

     (z) "Indemnitee" and "Indemnitees" shall have the meanings assigned in
Section 14.1(a) hereof.
--------------

     (aa) "Indemnity Agreement" shall have the same meaning assigned in Section
                                                                        -------
6.1(m) hereof.
------

     (bb) "Inventory" shall have the meaning assigned in Section 8.1(d) hereof.
                                                         -------------

     (cc) "Lessor's Agreements" shall have the meaning assigned in Section
                                                                   -------
6.1(g) hereof.
------

     (dd) "Life Insurance Assignment" shall have the meaning assigned in Section
                                                                         -------
6.1(e) hereof.
------

     (ee) "Loan" means a Revolving Loan or the Term Loan and "Loans" means the Revolving Loans and the Term Loan.

     (ff) "Massachusetts Premises" shall have the meaning assigned in Section
                                                                      -------
6.1(k) hereof.
------

     (gg) "Minimum Balance" shall have the meaning assigned in Section 5.1(a)
                                                               -------------
hereof.

     (hh) "Mortgage" shall have the meaning assigned in Section 6.1(k) hereof.
                                                        --------------

     (ii) "No Off-Set Agreement" shall have the meaning assigned in

Section 6.1(o) hereof.
--------------

     (jj) "Note" means the Revolving Promissory Note or the Term Promissory Note, and "Notes" means the Revolving Promissory Note and the Term Promissory Note.

     (kk) "Notice of Borrowing" shall have the meaning assigned in Section 2.3
                                                                   -----------
hereof.

     (ll) "Obligation" and "Obligations" mean and include all loans advances, interest, indebtedness, liabilities, obligations, fees, charges, expenses, guaranties, covenants and duties at any time owing by Borrowers to Lender of every kind and description, whether or not evidenced by any note or other instrument, whether or not for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, but not limited to, the Loans, the Service Charge, the Termination Fee, the Minimum Interest Amount, and all other indebtedness, liabilities and obligations of Borrowers arising under this Agreement and the other Financing Agreements or otherwise, and all reasonable costs, expenses, fees, charges incurred by Lender hereunder or otherwise with respect to Borrowers, including, without limitation, reasonable fees and expenses of attorneys, paralegals and other professionals incurred in connection with any of the foregoing, or in any way connected with, involving or relating to the preservation, enforcement, protection or defense of, or realization under this Agreement, any of the other Financing Agreements, any related agreement, document or instrument, the Collateral and the rights and remedies hereunder or thereunder, including without limitation, all reasonable costs, expenses and fees incurred in inspecting or surveying mortgaged real estate, if any, or conducting Environmental studies or tests, and all reasonable costs, expenses and fees incurred in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and further in connection with any modification, renegotiation or restructuring of the indebtedness evidenced by this Agreement and/or any of the other Financing Agreements and/or Obligations.

     (mm) "Patent Security Agreement" shall have the meaning assigned in Section
                                                                         -------
6.1(p) hereof.
------

     (nn) "Plan" means any employee benefit plan or other plan maintained by Borrowers or any entity affiliated with Borrowers for employees covered by Title I of ERISA.

     (oo) "Premises" shall mean the real property located at 57 Commerce Drive, Brookfield, Connecticut, 69 Armory Street, Worcester, Massachusetts, 4065 Campbell Avenue, San Mateo County, Menlo Park, California and 220 Jefferson Avenue, Menlo Park, California.

     (pp) "Prime Rate" shall mean the Prime Rate as published from time to time in the "Money Rates" section of The Wall Street Journal or any successor
                                -----------------------
publication, or in the event that such rate is no longer published in The Wall
                                                                      --------
Street Journal, a comparable index or reference selected by Lender. The Prime
--------------
Rate need not and may not necessarily be the lowest or most favorable rate.

     (qq) "Receivables" shall have the meaning assigned in Section 8.1(a)
                                                           -------------
hereof.

     (rr) "Release" shall mean any release, emission, disposal, leaching or migration into the environment (including, without limitation, the abandonment or disposal of any barrels, containers, or other closed receptacles containing any Hazardous Materials) or into or out of any property owned, occupied or used by Borrowers.

     (ss) "Revolving Loan" and "Revolving Loans" shall have the meanings assigned in Section 2.1 hereof.
            -----------

     (tt) "Revolving Loan Account" shall have the meaning assigned in Section
                                                                      -------
2.3 hereof.
---

     (uu) "Revolving Promissory Note" shall have the meaning assigned in Section
                                                                         -------
2.3 hereof.
---

     (vv) "Service Charge" shall have the meaning assigned in Section 4.3 below.
                                                              -----------

     (ww) "Stock Pledge Agreement" shall have the meaning assigned in Section
                                                                      -------
6.1(j) hereof.
------

     (xx) "Subordinating Creditor" and "Subordinating Creditors" mean James G. Binch, Emitzel Holdings SA and Harbour Investment Corporation.

     (yy) "Subordination Agreement" and "Subordination Agreements" shall have the meaning set forth in Section 6.1(f) hereof.
                         -------------

     (zz) "Subsidiary" and "Subsidiaries" shall mean any corporation or corporations of which the outstanding shares of any stock having ordinary voting power is at the time owned by Borrowers and/or by one or more Subsidiaries.

     (aaa) "Term" shall have the meaning assigned in Section 13.1(a) hereof.
                                                     --------------

     (bbb) "Term Promissory Note" shall have the meaning assigned in Section 3.1 hereof.

     (ccc) "Termination Fee" shall have the meaning assigned in Section 13.1(b)
                                                                --------------
hereof.

     (ddd) "Trademark Security Agreement" shall have the meaning assigned in
Section 6.1(q) hereof.
--------------

     ARTICLE II.  REVOLVING LOANS

          SECTION 2.1.  AMOUNTS.

     Subject to the terms and conditions contained in this Agreement, and so long as no Defaulting Event has occurred, Lender agrees, in its sole discretion, to make and remake loans (collectively, the "REVOLVING LOANS" and, individually, a "REVOLVING LOAN") to Borrowers from time to time until terminated as provided below in principal amounts not exceeding in the aggregate at any one time outstanding the Borrowing Base, it being agreed and understood that at no time shall the maximum aggregate principal amount of the Revolving Loans made by Lender exceed the Borrowing Base.

          SECTION 2.2.  PAYMENT ON DEMAND.

     ALL OBLIGATIONS OF BORROWERS ARISING UNDER THE REVOLVING LOANS SHALL BE PAID BY BORROWERS IN FULL UPON DEMAND BY LENDER NOTWITHSTANDING LENDER'S RIGHTS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND WHETHER OR NOT SUCH EVENT OF DEFAULT HAS OCCURRED.

          SECTION 2.3. PROCEDURE FOR ADVANCES, NOTICE OF BORROWING, REVOLVING PROMISSORY NOTE, ETC.

     Within the limits of the Borrowing Base and the Term, so long as Borrowers are in compliance with all of the terms and conditions of this Agreement and no Defaulting Event has occurred, Borrowers may request borrowings and may repay and request reborrowings of Revolving Loans. Whenever Borrowers desire an advance, Borrowers shall notify Lender (which notice shall be irrevocable) by telecopy or telephone of the proposed borrowing. Such notice (each, a "NOTICE OF BORROWING") shall specify the date of the proposed borrowing and the amount proposed to be borrowed. Each Notice of Borrowing must be received by Lender no later than 11:00 a.m., Hartford, Connecticut time on the day such borrowing is requested. In addition to this Agreement, the Revolving Loans shall be evidenced by a revolving Promissory Note payable to Lender in the form of Exhibit A attached hereto (the "REVOLVING PROMISSORY NOTE"). Insofar as
---------
Borrowers may request and Lender shall make Revolving Loans hereunder, Lender shall enter such advances as debits on a revolving loan account maintained by Borrowers with Lender (the "REVOLVING LOAN ACCOUNT"). In order to facilitate the requesting and making of advances hereunder, each of the Borrowers hereby appoints Memry as their agent authorized to request, receive and distribute to the Borrowers advances under the Revolving Loan and to communicate with the Lender with respect to the Revolving Loan, and Wright hereby accepts such appointment. Lender may also record to the Revolving Loan Account, in accordance with customary accounting practices and procedures, (i) all fees, accrued and unpaid interest, late fees, usual and customary charges for the maintenance and administration of checking and any other accounts maintained by Borrowers with Lender, and other fees and charges which are properly chargeable to Borrowers under this Agreement, (ii) all payments, subject to collection, made by or account of indebtedness evidenced by the Revolving Loan Account, (iii) all proceeds of Collateral which are finally paid to Lender in its own office in cash or collected items, and
(iv) other appropriate debits and credits, including without limitation, payments of interest due hereunder.

          SECTION 2.4.  MONTHLY STATEMENTS.

     On a monthly basis, Lender shall render a statement for the Revolving Loan Account, which statement shall be considered correct and accepted by Borrowers and conclusively binding upon Borrowers unless Borrowers notify Lender to the contrary within ten (10) days of the receipt of said statement by Borrowers. Lender shall have the right to debit the Revolving Loan Account for all interest charges on the Revolving Loan as and when the same shall be due and payable, if not otherwise paid by Borrowers, subject to applicable law.

          SECTION 2.5.  LENDER DISCRETION.

     Nothing herein shall be construed to (a) require Lender to make Revolving Loans, and/or (b) prohibit Lender from lending in excess of the Borrowing Base, it being agreed that all such loans and advances shall be at Lender's sole discretion and shall not establish a pattern or custom binding upon Lender.

     ARTICLE III.  TERM LOAN

          SECTION 3.1.  AMOUNT.

     Subject to the terms and conditions contained in this Agreement, Lender agrees to make a loan to Borrowers in the original principal amount of $1,135,000 (the "TERM LOAN"). In addition to this Agreement, the Term Loan shall be evidenced by a Term Promissory Note payable to Lender in the form of Exhibit B attached hereto (the "TERM PROMISSORY NOTE").
---------

          SECTION 3.2.  MONTHLY STATEMENTS.

     On a monthly basis, Lender shall render a statement for the Term Loan, which statement shall be considered correct and accepted by Borrowers and conclusively binding upon Borrowers unless Borrowers notify Lender to the contrary within ten (10) days of the receipt of said statement by Borrowers. Lender shall have the right to debit any account of Borrowers for all principal, interest and other charges on the Term Loan as and when the same shall be due and payable, if not otherwise paid by Borrowers.

     ARTICLE IV.  INTEREST, FEES AND OTHER CHARGES

          SECTION 4.1.  INTEREST.

     (a) INTEREST RATES.

     (i) REVOLVING LOANS. So long as no Defaulting Event has occurred, each Revolving Loan shall bear interest (from the date made through and including the date of payment in full) at a floating rate per annum equal to two percentage points (2%) above the Prime Rate, on the greater of (i) the actual monthly balance outstanding under the Revolving Loan, or (ii) a minimum assumed monthly loan balance of, for the period commencing on the date hereof and continuing for a period of ninety (90) days from the date hereof, $250,000; for the period commencing on the date ninety-one (91) days from the date hereof and continuing through and including the date one hundred eighty (180) days from the date hereof, $500,000; and thereafter, $750,000 (the "MINIMUM BALANCE").

     (ii) TERM LOAN. So long as no Event of Default has occurred and shall be continuing, the Term Loan shall bear interest (from the date made through and including the date of payment in full) on the outstanding principal amount thereof at a floating rate per annum equal to two and one-quarter percentage points (2.25%) above the Prime Rate.

     (b) PAYMENT OF INTEREST. So long as any of the Obligations remain outstanding, interest on the Loans shall be due and payable without notice or demand monthly in arrears beginning on September 1, 1996 and continuing on the first business day of each and every month thereafter.

     (c) DEFAULT INTEREST RATE. Notwithstanding the foregoing, interest on the Loans, at all times after the occurrence of an Event of Default and during the continuance of an Event of Default, and interest on all payments of interest that are not paid when due, shall accrue at a rate per annum equal to four percentage points (4.0%) above the applicable interest rates otherwise in effect under this Agreement.

     (d) CALCULATION OF INTEREST. Interest on the Loans shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     (e) LATE PAYMENT. If any amount due hereunder or under the Notes is not paid within ten (10) days after the date it is due and payable, without in any way affecting Lender's right to make demand hereunder or to declare an Event of Default to have occurred, Lender may in its sole discretion assess a late charge equal to five percent (5.0%) of such payment against Borrowers, which late charge shall be immediately due and payable and may be paid by a charge to Borrowers' loan account as contemplated in Section 2.3 above.

     (f) LAWFUL INTEREST. It being the intent of the parties that the rate of interest and all other charges to Borrowers be lawful, if for any reason the payment of a portion of interest, fees or charges as required by this Agreement would exceed the limit established by applicable law which a commercial lender such as Lender may charge to a commercial Borrowers such as Borrowers, then the obligation to pay interest or charges shall automatically be reduced to such limit and, if any amounts in excess of such limits shall have been paid, then such amounts shall be applied to the unpaid principal amount of the Obligations or refunded to Borrowers, so that under no circumstances shall interest or charges required hereunder exceed the maximum rate allowed by law.

          SECTION 4.2.  CLOSING FEES.

     On or before the date hereof, Borrowers shall pay or have paid to Lender all fees, expenses and other costs incurred by Lender in connection with the closing of the extension of the Loans (including without limitation, all attorney's and other professionals' fees and expenses).

          SECTION 4.3.  SERVICE CHARGES.

     Borrowers shall also pay to Lender a monthly service charge of $1,250 for services rendered by Lender in connection with the maintenance of the Revolving Loan facility being provided hereunder (the "SERVICE CHARGE"), which Service Charge shall be due and payable for each month of the Term. The Service Charge shall be paid commencing on the first business day of the first month following the date hereof and continuing on the first business day of each and every month thereafter until the Revolving Loan is paid in full and any obligation of Lender to make further advances has been terminated.

          SECTION 4.4.  COMMITMENT FEE.

      On or before the date hereof, Borrowers shall pay or have paid to Lender a non-refundable commitment fee of $7,500 in connection with the closing of the Revolving Loan, and a non-refundable origination fee of $5,675 in connection with the closing of the Term Loan.

          SECTION 4.5.  TERM LOAN PREPAYMENTS.

      Borrower may not make any optional prepayments, in whole or in part, on the Term Loan.

     ARTICLE V.  REPRESENTATIONS AND WARRANTIES

          SECTION 5.1.  REPRESENTATIONS AND WARRANTIES.

      Each of the Borrowers represents and warrants to Lender that:

     (a) GOOD STANDING AND QUALIFICATION. It is duly organized, validly existing and in good standing under the laws of the State of Delaware.

It has all requisite corporate power and authority to own and operate its properties and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction wherein the character of the properties owned or leased by it therein or in which the transaction of its business therein makes such qualification necessary, except where such failure to be so qualified would not have a material adverse effect on the financial condition, assets or operations of the Borrowers.

     (b) CORPORATE AUTHORITY. It has full power and authority to enter into this Agreement and the other Financing Agreements to which it is a party, to make the borrowings contemplated herein, to execute and deliver the Notes and the other Financing Agreements to which it is a party, and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action in respect of shareholders or of any public authority is required as a condition to the validity or enforceability of this Agreement, the Notes, the other Financing Agreements or any other instrument, document or agreement delivered in connection herewith or therewith.

     (c) BINDING AGREEMENTS. This Agreement constitutes, and the Notes and the other Financing Agreements executed and/or delivered in connection herewith or therewith, when issued and delivered pursuant hereto for value received shall constitute, valid and legally binding obligations of Borrowers, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

     (d) LITIGATION.  Except as set forth on Schedule 5.1(d) attached hereto,
                                             ---------------
there are no actions, suits or proceedings pending against Borrowers before any court or administrative agency, nor are there any actions, suits or proceedings threatened, which, individually or in the aggregate, would materially and adversely affect the financial condition, assets or operations of Borrowers, nor are there any such actions, suits or proceedings which question the validity of this Agreement, the Notes, any of the other Financing Agreements or any action to be taken in connection with the transactions contemplated hereby or thereby.

     (e) NO CONFLICTING LAW OR AGREEMENTS. The execution, delivery and performance by Borrowers of this Agreement, the Notes and each other Financing Agreement, as the case may be, does not (i) violate any provision of its Certificate of Incorporation or By-laws or any order, decree or judgment, or any material provision of any statute, rule or regulation to which the Borrowers may be subject; (ii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any shareholder agreement, stock preference agreement, mortgage, indenture or other contract or undertaking to which it is a party, or by which any of its properties may be bound; and (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of Borrowers, except for the liens granted hereunder to Lender.

     (f) TAXES. With respect to all of its taxable periods it has filed all tax returns which are required to be filed and all federal, state, municipal, franchise and other taxes shown on such filed returns have been paid or are being diligently contested by appropriate proceedings and have been reserved against, as required by generally accepted accounting principles, consistently applied.

     (g) FINANCIAL STATEMENTS. It has heretofore delivered to Lender its audited annual balance sheet as of June 30, 1995, and the related statements of income, retained earnings and cash flows for the fiscal year or period then ended. Each of such statements is complete and correct in all material respects and fairly presents its consolidated financial condition as of the dates and for the periods referred to therein and has been prepared in accordance with generally accepted accounting principles. There are no liabilities, direct or indirect, fixed or contingent, of Borrowers as of the dates of said balance sheets which are not reflected in such statements or in the Notes thereto.

     (h) ADVERSE DEVELOPMENTS. Since its unaudited balance sheet as of March 31, 1996, there has been no material adverse change in its financial condition, business, operations, affairs or prospects or in any of its properties or assets.

     (i) EXISTENCE OF ASSETS AND TITLE THERETO. It has good and marketable title to all of its properties and assets, including the properties and assets reflected in the financial statements delivered in connection herewith. None of such properties or assets are subject to any mortgage, pledge, lien, lease, encumbrance or charge, except those permitted under the terms of this Agreement, pledges or deposits in connection with or to secure workers' compensation, unemployment or liability insurance, liens for property taxes not yet due and payable, and other similar liens arising by operation of law and not in the aggregate material.

     (j) REGULATIONS G, T, U AND X. The proceeds of the borrowings hereunder are not being used and will not be used, directly or indirectly, for the purposes of purchasing or carrying any margin stock in contravention, or which would cause any Lender to be in violation, of Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

     (k) COMPLIANCE.  Except as set forth on Schedule 5.1(k) attached hereto, it
                                             ---------------
is not in default with respect to any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency, authority or official, nor is it in violation of any material law, statute, rule or regulation to which it is or any of its properties are subject and it has not received notice of any such default from any party and is not in default in the payment or performance of any of its material obligations to any third parties or in the performance of any material mortgage, indenture, lease, contract or other agreement to which it is a party or by which any of its assets or properties may be bound.

     (l) LEASES AND SUBLEASES. It enjoys quiet and undisturbed possession under all leases and subleases under which it is operating, and all of such leases and subleases are valid and subsisting and not in default.

     (m) PENSION PLANS.

     (i) No fact, including but not limited to any "reportable event", as that term is defined in Section 4043 of ERISA, exists in connection with any Plan of any of the Companies under Sections 414(b), (c), (m), (n) and (o) of the Internal Revenue Code of 1986, as amended (the "CODE") which might constitute grounds for termination of any such Plan by the Pension Benefit Guaranty Corporation (the "PBGC") or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan. A list of all of the Companies' respective Plans are attached hereto on Schedule 5.1(m) attached
                                                   --------------
hereto;

     (ii) No "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code exists or will exist upon the execution and delivery of this Agreement and the other Financing Agreements, or the performance by the parties hereto or thereto of their respective duties and obligations hereunder and thereunder;

     (iii) Each of the Companies agrees to do all acts, including, but not limited to, making all contributions necessary to maintain compliance with ERISA or the Code, and agrees not to terminate any such Plan in a manner (or do or fail to do any act) which could result in the imposition of a lien on any of its properties pursuant to Section 4068 of ERISA;

     (iv) None of the Companies sponsors or maintains, and has never contributed to, and has not incurred any withdrawal liability under a "multi-employer plan" as defined in Section 3 of ERISA and none of the Companies has any written or verbal commitment of any kind to establish, maintain or contribute to any "multi-employer plan" under the Multi-employer Pension Plan Amendment Act of 1980;

     (v) None of the Companies has any unfunded liability in contravention of ERISA and the Code;

     (vi) Each and every Plan complies currently, and has complied in the past, both as to form and operation, with its terms and with provisions of the Code and ERISA, and all applicable regulations thereunder and all rules issued by the Internal Revenue Service U.S. Department of Labor and the PBGC and as such, is and remains a "qualified" plan under the Code;

     (vii) No actions, suits or claims are pending (other than routine claims for benefits) against any Plan, or the assets of any such Plan;

     (viii) The Companies have performed all obligations required to be performed by it under any Plan and the Companies are not in default, or in violation of any Plan, and have no knowledge of any such default or violation by any other party to any and all Plans;

     (ix) No liability has been incurred by any of the Companies to the PBGC or to participants or beneficiaries on account of any termination of a Plan subject to Title IV of ERISA, no notice of intent to terminate a Plan has been filed by (or on behalf of) any of the Companies pursuant to Section 4041 of ERISA and no proceeding has been commenced by the PBGC pursuant to Section 4042 of ERISA;

     (x) The reporting and disclosure provisions of the Securities Act of 1933 and Securities Exchange Act of 1934 have been complied with for all such Plans.

     (n) DEFERRED COMPENSATION ARRANGEMENTS. Except as set forth in Schedule
                                                                    --------
5.1(n) attached hereto, none of the Companies has entered into employment
-----
contracts or deferred compensation plans, incentive compensation plans, executive compensation plans, arrangements or commitments (each, individually an "ARRANGEMENT"). With respect to each such Arrangement:

     (i) Such Arrangement complies currently, and has complied in the past, both as to form and operation, with its terms and the provisions of the Code and ERISA and all applicable laws, rules and regulations;

     (ii) The disclosure and reporting provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934 have been satisfied;

     (iii) Such Arrangement is legally valid and binding and is in full force and effect;

     (iv) The Companies have made all contributions required to be made under such Arrangement and no contributions are currently due and owing thereunder;

     (v) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the best of the Companies' knowledge, which could be reasonably expected to be asserted against such Arrangement; and

     (vi) The Companies have performed all obligations required to be performed by it under such Arrangement and the Companies are not in default or in violation of, and the Companies have no knowledge of a such default or violation by any other party to such Arrangement.

          Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this Section 5.1(n) are qualified in their entirety by the disclosure set forth in Schedule 5.1(n) attached hereto.
                                              ---------------

     (o) CHIEF EXECUTIVE OFFICE. Its chief executive office and principal place of business, and the office where its books and records concerning Collateral are kept, is as set forth in the first paragraph of this Agreement and in Schedule 5.1(o) attached hereto.
       ---------------

     (p) PLACES OF BUSINESS. It has no other places of business and locates no Collateral, specifically including books and records, at any location other than as set forth in Schedule 5.1(o) attached hereto. It shall maintain a full and
                ---------------
complete set of its books and records in its offices at the chief executive office described in the immediately preceding paragraph.

     (q) CONTINGENT LIABILITIES. It is not a party to any suretyship, guaranty or other similar type agreement, nor has it offered its endorsement to any individual, concern, corporation or other entity or acted or failed to act in any manner which would in any way create a contingent liability that does not appear in the financial statements referred to hereinbefore.

     (r) CONTRACTS. After giving effect to the transactions contemplated upon the closing of this Agreement, no material contract, governmental or otherwise, to which it will be a party is subject to renegotiation, nor will it be in default of any material contract to which it is a party.

     (s) UNIONS AND PENSIONS. It is not a party to any collective bargaining or union agreement.

     (t) LICENSES. It has or, with respect to the conduct of its business in California, has applied and reasonably expects to be granted, all material licenses, permits and other permissions required by any government, agency or subdivision thereof, or from any licensing entity to which Borrowers may be subject, necessary for the conduct of its business, all of which it represents to be in good standing and in full force and effect.

     (u) COLLATERAL. After giving effect to the transactions contemplated upon the closing of this Agreement, it will be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims except the liens granted to Lender hereunder and the security interests and liens listed on
Schedule 5.1(u) attached hereto. Borrowers are fully authorized to grant a
--------------
security interest in each and every item of the Collateral to Lender. All documents and agreements related to the Collateral shall be true and correct and in all respects what they purport to be. All signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract. None of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations. All documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms. Borrowers agree to defend the Collateral against the claims of all persons other than Lender. Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this
Section 5.1(u) are qualified in their entirety by the disclosure set forth in
Schedule 5.1(u) attached hereto.
---------------

     (v) TRADENAMES. It does not have any material tradenames other than as set forth in Schedule 5.1(v) attached hereto.
         ---------------

     (w) FINANCIAL INFORMATION. All financial information, including, but not limited to information relating to the Receivables and Inventory, submitted by it to Lender, whether previously or in the future, is and will be true and correct in all material respects, and is and will be complete insofar as may be necessary to render it a true and accurate depiction of the subject matter to which it relates.

     (x) PARENT, AFFILIATE OR SUBSIDIARY CORPORATIONS. Borrowers have no parent corporation and have no affiliates or Subsidiaries other than as set forth in
Schedule 5.1(x) attached hereto.
---------------

     (y) ENVIRONMENTAL MATTERS.

     (i) It has obtained all permits, licenses and other authorizations which are required under all Environmental Laws. It is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

     (ii) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by Borrowers to have any permit, license or authorization required in connection with the conduct of its business or with respect to any Environmental Laws, including without limitation, Environmental Laws relating to the generation, treatment, storage, recycling, transportation, disposal or release of any Hazardous Materials.

     (iii) No oral or written notification of a release of any Hazardous Material has been filed by or against Borrowers and no property now or previously owned, leased or used by it, including without limitation, the Premises, is listed or proposed for listing on the Comprehensive Environmental Response, Compensation and Inventory of Sites or National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state or federal list of sites requiring investigation or cleanup.

     (iv) There are no liens or encumbrances arising under or pursuant to any Environmental Laws on any of the property or properties owned, leased or used by it, including without limitation, any of the properties owned or leased by it, and no governmental actions have been taken or are in process which could subject any of such properties to such liens or encumbrances or, as a result of which Borrowers would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

     (v) Neither it nor, to the best knowledge of Borrowers, any previous owner, tenant, occupant or user of any property owned, leased or used by Borrowers, has
(i) engaged in or permitted any operations or activities upon or any use or occupancy of such property, or any portion thereof, for the purpose of or in any way involving the release, discharge, refining, dumping or disposal (whether legal or illegal, accidental or intentional) of any Hazardous Materials on, under, or in or about such property, or (ii) transported or had transported any Hazardous Materials to such property except to the extent such Hazardous Materials are raw products commonly used in day-to-day manufacturing operations of such property and, in such case, in compliance with, all Environmental Laws;
(iii) engaged in or permitted any operations or activities which would allow the facility to be considered a treatment, storage or disposal facility as that term is defined in 40 CFR 264 and 265, (iv) engaged in or permitted any operations or activities which would cause any of Borrowers' properties to become subject to The Connecticut Transfer Act. Section 22a-134 et sea. C.G.S., or (v) constructed, stored or otherwise located Hazardous Materials on under, in or about any such property except to the extent commonly used in day-to-day operations of any such property and, in such case, in compliance with all Environmental Laws. Further, to the best knowledge of Borrowers, no Hazardous Materials have migrated from other properties upon, about or beneath any such property.

     Notwithstanding anything to the contrary contained herein, the representations and warranties contained in this Section 5.1(y) are, as they relate to 220 Jefferson Avenue, Menlo Park, California, qualified in their entirety by the best of Borrowers' knowledge and by the disclosure set forth in
Schedule 5.1(y) attached hereto.
---------------

     (z) USE OF PROCEEDS. It will use the proceeds of the Loans solely (i) by Wright to satisfy in full loans outstanding to Fleet National Bank on the date hereof, (ii) by Memry to satisfy in full a certain loan outstanding to Raychem Corporation on the date hereof, (iii) by Memry to satisfy in full loans outstanding to William Morton and Dominion Capital Partners LLP, and (iv) for working capital purposes.

     ARTICLE VI.  CONDITIONS OF LENDING

          SECTION 6.1.  CONDITIONS OF THE INITIAL LOAN.

     Subject to the terms hereof, the obligation of Lender to make the first Revolving Loan and the Term Loan under this Agreement is subject to the fulfillment of the following conditions precedent at the time of the execution of this Agreement:

     (a) NOTES. Lender shall have received a duly executed Revolving Promissory Note and the Term Promissory Note drawn to its order.

     (b) EVIDENCE OF CORPORATE ACTION. Lender shall have received certified copies of all corporate action (in form and substance satisfactory to Lender) taken by Borrowers to authorize the execution, delivery and performance of this Agreement, the Notes, and the other Financing Agreements to which it is a party, and the borrowings to be made hereunder and thereunder, together with true copies of Borrowers' Certificate of Incorporation and By-laws and such other papers as Lender or its counsel may require.

     (c) OPINION OF COUNSEL. Lender shall have received a favorable written opinion of counsel for Borrowers, accompanied by such supporting documents as Lender or its counsel may require.

     (d) FIDELITY AGREEMENTS. Lender shall have received duly executed Fidelity Agreements (collectively, the "FIDELITY AGREEMENTS") from James G. Binch and Wendy Gavaghan (collectively, the "FIDELITY GUARANTORS"). The Fidelity Agreements shall be in form, scope and substance satisfactory to Lender.


     (e) LIFE INSURANCE ASSIGNMENT. Lender shall have received a duly executed life insurance assignment as collateral (the "LIFE INSURANCE ASSIGNMENT") on the life of James G. Binch, which shall be in an amount equal to at least $500,000. The Life Insurance Assignment shall be in form, scope and substance satisfactory to Lender.


     (f) SUBORDINATION AGREEMENTS. Lender shall have received a subordination agreement from each of the Subordinating Creditors in form, scope and substance satisfactory to Lender (collectively, the "SUBORDINATION AGREEMENTS").


     (g) LESSOR'S AGREEMENTS. Borrowers shall cause to be delivered to Lender lessor's agreements with respect to the Premises leased or subleased by Borrowers (the "LESSOR'S AGREEMENTS") in form, scope and substance satisfactory to Lender.


     (h) UCC-1 FINANCING STATEMENTS. Lender shall have received from Borrowers duly executed UCC-1 financing statements and such other documents as Lender deems necessary or proper to perfect, upon filing of such UCC-1 financing statements or such other documents, the security interest in the Collateral, all of which shall be in form, scope and substance satisfactory to Lender and its counsel.


     (i) NOTICES OF ASSIGNMENT AND POST OFFICE BOX CHANGE OF ADDRESS CARDS. Lender shall have received notices of assignment and a post office change of address cards from Borrowers, which shall be in form, scope and substance satisfactory to Lender and its counsel.


     (j) STOCK PLEDGE AGREEMENT. Lender shall have received a stock pledge agreement from Memry, pursuant to which Memry shall have pledged to the Lender 100% of the issued and outstanding shares of stock of Wright, in form, scope and substance satisfactory to Lender (the "STOCK PLEDGE AGREEMENT");


     (k) MORTGAGE. Lender shall have received a duly executed first priority mortgage (the "MORTGAGE") from Wright on the real property of Wright located at 69 Armory Street, Worcester, Massachusetts (the "MASSACHUSETTS PREMISES"), in form, scope and substance satisfactory to Lender.


     (l) ASSIGNMENT OF LEASES AND RENTS. Lender shall have received a duly executed first priority assignment of leases and rents (the "ASSIGNMENT OF LEASES AND RENTS") from Wright on the Massachusetts Premises, in form, scope and substance satisfactory to Lender.

     (m) INDEMNITY AGREEMENT. Lender shall have received an Indemnity Agreement Regarding Hazardous Materials with respect to the Massachusetts Premises, in form, scope and substance satisfactory to Lender (the "INDEMNITY AGREEMENT").

     (n) NO OFF-SET AGREEMENT. Lender shall have received a no off-set agreement from Raychem Corporation, in form, scope and substance satisfactory to Lender (the "NO OFF-SET AGREEMENT").

     (o) CII AGREEMENT. Lender shall have received an agreement from Connecticut Innovations, Inc., in form, scope and substance satisfactory to Lender (the "CII AGREEMENT").

     (p) PATENT SECURITY AGREEMENT. Lender shall have received a Patent Security Agreement, in form, scope and substance satisfactory to Lender (the "PATENT SECURITY AGREEMENT").

     (q) TRADEMARK SECURITY AGREEMENT. Lender shall have received a Trademark Security Agreement in form, scope and substance satisfactory to Lender (the "TRADEMARK SECURITY AGREEMENT").

     (r) FURTHER DOCUMENTS. Lender shall have received such further documents, instruments and agreements as Lender may request, including without limitation, title insurance or an attorneys' certificate of title, landlord's agreements, warehouse agreements, and evidence that the insurance policies and certificates evidencing adequate insurance and coverage on Borrowers' assets are currently in full force and effect, continue to name Lender as loss payee or additional insured, as the case may be, and that the premiums are current.

          SECTION 6.2.  CONDITIONS OF ADDITIONAL REVOLVING LOANS.

     In addition to the conditions in Section 5.1 above, Lender shall make no further Revolving Loans (collectively, the "FURTHER LOANS") unless the following conditions shall exist or have been satisfied by Borrowers at the time any Further Loan is requested:

     (a) ABSENCE OF TERMINATION OR DEFAULT. Lender shall not have terminated the Revolving Loan facility hereunder, nor shall a Defaulting Event exist or have occurred.

     (b) COMPLIANCE CERTIFICATES. On the date of each Revolving Loan hereunder and after giving effect thereto, Memry shall have delivered to Lender, upon Lender's request, a certificate executed by its chief financial officer which states, among other things, that: (i) Borrowers have complied, and are then in compliance, with all the terms, covenants and conditions of this Agreement and the other Financing Agreements to which they are a party; (ii) there exists no Event of Default or Defaulting Event; and (iii) the representations and warranties contained herein and in the other Financing Agreements are true and correct with the same effect as though such representations and warranties had been made at the time of each Further Loan.

     (c) BORROWING BASE. The indebtedness of Borrowers by virtue of the making of any Revolving Loan shall not exceed the Borrowing Base. Borrowers shall not request any Revolving Loan if the effect of such Revolving Loan shall be to cause the balance of all Revolving Loans to exceed the Borrowing Base.

     (d) FURTHER DOCUMENTS. Lender shall have received such further documents, instruments and agreements as Lender may reasonably request.

     ARTICLE VII.  COVENANTS

          A.  AFFIRMATIVE COVENANTS.

     Each of the Borrowers covenants and agrees that from the date hereof until payment and performance in full of all Obligations, and until the termination of this Agreement, unless Lender otherwise consents in writing, each of the Borrowers shall:

          SECTION 7.1.  FINANCIAL STATEMENTS.

     Memry shall deliver or caused to be delivered to Lender: (a) within twenty
(20) days after the close of each fiscal month of Borrowers, internally prepared financial statements of Borrowers including balance sheets as of the close of such month, and statements of income and retained earnings for such month and for that portion of the fiscal year-to-date then ended, all of which financial statements shall be prepared on a basis consistent with that of the preceding period or containing disclosure of the effect on financial condition or results of operations, and which shall be certified by the chief financial officer of Borrowers as being accurate and fairly presenting the financial condition of Borrowers; (b) its audited opening-day balance sheet on or before September 15, 1996 and, within ninety (90) days after the close of each fiscal year of Borrowers, audited financial statements including a balance sheet as of the close of such fiscal year and statements of income, stockholders' capital and cash flow for the year then ended, both prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or containing disclosure of the effect on financial condition or results of operations of any change in the application of accounting principles during the year, and accompanied by a report thereon containing an unqualified opinion of a recognized certified public accounting firm selected by Borrowers and reasonably satisfactory to Lender (it being hereby agreed and understood that as of the date hereof, McGladrey & Pullen is an accounting firm satisfactory to Lender), which opinion shall state that such financial statements fairly present the financial condition and results of operations of Borrowers in accordance with generally accepted accounting principles; (c) at least thirty (30) days prior to the close of each fiscal year of Borrowers, internally prepared drafts of annual projections of Borrowers, in form, scope and substance satisfactory to Lender;
(d) within fifteen (15) days of the close of each month, monthly aging of accounts receivable and accounts payable and inventory status reports in form, scope and substance satisfactory to Lender; (e) daily loan and collateral designations in the form supplied by Lender to Borrowers; (f) contemporaneously with the delivery to shareholders or governmental agencies, copies of all reports and information delivered to shareholders or filed with governmental agencies; (g) within sixty (60) days after the date hereof, its unaudited financial statements for its 1996 fiscal year end in form and scope reasonably satisfactory to Lender; (h) promptly upon Lender's written request, such other information about the financial condition and operations of Borrowers or the Fidelity Guarantors, as Lender may, from time to time, reasonably request; and
(i) promptly upon becoming aware of any Event of Default, or the occurrence or existence of a Defaulting Event, notice thereof in writing. Notwithstanding anything to the contrary contained herein, the requirements herein with respect to interim financial statements shall be subject to normal and customary year-end audit adjustments and the fact that footnotes sufficient to satisfy the requirements of the Securities and Exchange Act of 1934, as amended, need not be as extensive as what may be required by generally accepted accounting principles.

          SECTION 7.2.  INSURANCE AND ENDORSEMENTS.

     (a) Keep its properties and cause the Premises to be insured against fire and other hazards (pursuant to so-called "All Risk" coverage) in amounts and with companies satisfactory to Lender to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law; and (b) all insurance shall contain such terms, be in such form, and be for such periods reasonably satisfactory to Lender, and be written by carriers duly licensed by the appropriate governmental authorities of each state where any Collateral is located. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without thirty (30) days' prior written notice to Lender. Borrowers shall cause Lender to be endorsed as a loss payee with a long form Lender's Loss Payable Clause, in form and substance acceptable to Lender on all such insurance. In the event of failure to provide and maintain insurance as herein provided, Lender may, at its option, provide such insurance and charge the amount thereof to the Revolving Loan Account.
Borrowers shall furnish to Lender certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. Borrowers hereby irrevocably appoint

Lender as their attorney-in-fact, coupled with an interest, to, except as set forth in the Mortgage, make proofs of loss and claims for insurance, and to receive payments of the insurance proceeds and execute and endorse all documents, checks and drafts in connection with payment of such insurance. Any insurance proceeds received by Lender shall be applied to the Obligations in such order and manner as Lender shall determine in its sole discretion.

          SECTION 7.3.  TAX AND OTHER LIENS.

     Comply in all material respects with all statutes and government regulations and pay all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or their property which, if unpaid, might become a lien or charge against Borrowers or their properties, except for any of the foregoing being contested in good faith and against which adequate reserves have been established in accordance with generally accepted accounting principles. Lender shall have the right to debit the Revolving Loan Account to, at its option, pay off, and obtain the release of, that certain attachment on the premises located at 69 Armory Street, Worchester, Massachusetts in the event Lender deems such payment necessary to preserve or protect such premises and/or Lender's mortgage on such premises.

          SECTION 7.4.  PLACE OF BUSINESS; LOCATIONS OF COLLATERAL.

Maintain its chief place of business and chief executive offices at the address set forth in the introductory sentence hereof and its other places of business as set forth in Schedule 7.4 hereto unless Borrowers shall have given Lender
                ------------
thirty (30) days' prior written notice of each change in such place of business. Locate no Collateral at any location other than the Premises; provided, however, that Borrower may locate inventory (a) which in the aggregate at any one time does not have a value of more than $50,000 at locations in the United Kingdom, and (b) which in the aggregate at any one time does not have a value of more than $50,000 in New Mexico.

          SECTION 7.5.  INSPECTIONS.

     Allow Lender by or through any of its officers, attorneys, and/or accountants designated by it, for the purpose of ascertaining whether or not each and every provision hereof and of any related agreement, instrument and document is being performed, to enter the offices and plants of Borrowers to examine or inspect any of the properties, books and records or extracts therefrom, to make copies of such books and records or extracts therefrom and to make complete environmental studies and/or investigations, and to discuss the affairs, finances and accounts thereof with Borrowers all at such reasonable times, upon reasonable notice and as often as Lender or any representative of Lender may reasonably request. In addition, upon Lender's request, Borrowers shall provide Lender with an environmental site assessment or environmental audit report, or an update of such an assessment or audit, all in scope, form and content satisfactory of Borrowers.

          SECTION 7.6.  LITIGATION.

     Promptly advise Lender of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency (but excluding product liability claims which are either fully covered by insurance or adequately covered by insurance and which are not likely to have a material adverse effect on the business, assets or condition (financial or otherwise) of Borrowers), which is instituted against Borrowers and is reasonably likely to have a materially adverse effect upon the condition financial, operating or otherwise, of Borrowers.

          SECTION 7.7.  MAINTENANCE OF EXISTENCE.

     Maintain its corporate existence and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. Borrowers shall immediately notify Lender of any event causing material loss in the value of their assets.

          SECTION 7.8.  INVENTORY.

     Allow Lender to examine and inspect the Inventory at reasonable times and intervals and upon reasonable notice. Borrowers shall immediately notify Lender of any event causing material loss or depreciation in value of Inventory and the amount of such loss or depreciation.

          SECTION 7.9.  ERISA.

     Immediately notify Lender of any event which causes it not to be in compliance with ERISA in all material respects.

          SECTION 7.10.  NOTICE OF CERTAIN EVENTS.

     Give prompt written notice to Lender of:

     (a) any material dispute that may arise between Borrowers and any governmental regulatory body or law enforcement agency;

     (b) any labor controversy resulting or likely to result in a strike or work stoppage against Borrowers;

     (c) any proposal by any public authority to acquire the assets or business of Borrowers;

     (d) the location of any Collateral other than at Borrowers' places of business disclosed in this Agreement (other than Collateral in transit in the ordinary course of Borrowers' businesses);

     (e) any proposed or actual change of the name, identity or legal form of organization of Borrowers;

     (f) any circumstance or event by virtue of which or in connection with which Borrowers may have incurred or may incur any liability, expense or responsibility under any Environmental Law, including, without limitation: (i) any Release of any Hazardous Material required to be reported to any federal, state or local governmental authority instrumentality or agency under any applicable Environmental Law; (ii) any and all written communications with respect to claims or suits under any applicable Environmental Law or any Release of Hazardous Material required to be reported to any federal, state or local governmental authority, instrumentality or agency; (iii) any remedial action taken by Borrowers or any other person in response to (A) any Hazardous Material on, under or about the properties or assets of Borrowers, the existence of which may give rise to a claim or suit resulting in a material change of Borrowers' business operations or financial condition, or (B) any claim or suit resulting in a material change of Borrowers' business operations or financial condition;
(iv) Borrowers' discovery of any occurrence or condition on any real property adjoining or in the vicinity of Borrowers' business premises which may cause such premises to be in violation of any Environmental Law or to be subject to any restrictions on the ownership, occupation, transferability or use thereof under any Environmental Law and (v) any request for information from any federal, state or local governmental authority, instrumentality or agency that indicates such entity is investigating Borrowers' potential responsibility for a Release of Hazardous Material;

     (g) any other matter which has resulted or is reasonably likely to result in a material adverse change in the financial condition or operations of Borrowers;

     (h) any information received by Borrowers with respect to any Receivable that may materially affect the value thereof or the rights and remedies of Lender with respect thereto; and

     (i) any action, suit or claim pending or which is threatened or asserted against Borrowers.

          SECTION 7.11.  DEFAULTS.

      Upon the occurrence of an Event of Default or of a Defaulting Event, give prompt written notice of such occurrence to Lender signed by the president or chief financial officer of Memry describing such occurrence and the action, if any, being taken to cure the Event of Default or Defaulting Event.

          SECTION 7.12.  DUTIES.

      Borrowers have complied and will continue to comply with any and all material federal, state and local laws affecting their businesses, including, but not limited to, payment of all federal and state taxes with respect to sales to Account Debtors by Borrowers and disclosures in connection therewith. Borrowers jointly and severally agree to indemnify Lender against and hold Lender harmless from, all claims, actions and losses, including reasonable attorney's fees and costs incurred by Lender arising from any contention, whether well founded or otherwise, that there has been a failure to comply with such laws.

          SECTION 7.13.  COLLATERAL DUTIES.

      Do whatever Lender may reasonably request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, warehouse agreements and other notices and amendments and renewals of any of the foregoing, and Borrowers will take any and all reasonable steps and observe such formalities as Lender may reasonably request, in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral. Lender hereby is authorized to file financing statements without the signature of Borrowers and to execute and file such financing statements on behalf of Borrowers as specified by the Uniform Commercial Code to perfect or maintain its security interest in all of the Collateral. All reasonable charges, expenses and fees Lender may incur in filing any of the foregoing, together with reasonable costs and expenses of any lien search required by Lender, and any taxes relating thereto, shall be charged to the Revolving Loan Account and added to the Obligations.

          SECTION 7.14.  AUDIT AND APPRAISALS BY LENDER; FEES.

      Permit Lender by or through any of its officers, employees or other representatives to audit the books and records of Borrowers and to conduct or cause to be conducted appraisals of Borrowers' assets at such times, upon reasonable notice, and in such manner and detail as Lender deems reasonable. Without limiting the generality of the foregoing, Lender shall be allowed to verify the Receivables and Inventory of Borrowers and to confirm with Account Debtors the validity and amount of Receivables. Borrowers shall promptly pay to Lender audit fees of $500 per man per day and any out-of-pocket expenses incurred in connection with any audit performed by or for Lender. In addition, Borrowers shall promptly pay or reimburse Lender for the costs of any such appraisals conducted by or for Lender. Lender is hereby authorized to charge any such audit and appraisal fees and out-of-pocket expenses to the Revolving Loan Account. Notwithstanding the foregoing, so long as Lender has not made demand for payment of any or all of the Revolving Loans and no Event of Default has occurred, Borrowers shall not be obligated to reimburse or pay to Lender in excess of $15,000 per annum for fees and expenses incurred in connection with any such audit or appraisal.

          SECTION 7.15.  BANK ACCOUNTS.

      Maintain all of its bank accounts, including without limitation, its operating and depository accounts, at Fleet National Bank; provided, however, that Memry shall be permitted to have operating and depository accounts in California so long as the aggregate amount on deposit therein (not including for payroll) does not exceed $50,000 at any one time (collectively, the "BANK ACCOUNTS").

          B.  NEGATIVE COVENANTS.

     Each of the Borrowers covenants and agrees that from the date hereof until payment and performance in full of all Obligations and until the termination of this Agreement, unless Lender otherwise consents in writing, neither of the Borrowers shall:

          SECTION 7.16.  ENCUMBRANCES.

      Incur or permit to exist any lien, mortgage, charge or other encumbrance against any of its properties or assets, whether now owned or hereafter acquired, except: (a) liens required or expressly permitted by this Agreement;
(b) pledges or deposits in connection with or to secure worker's compensation, unemployment or liability insurance; (c) those listed on Schedule 5.1(u)
                                                         --------------
attached hereto; and (d) purchase money liens securing financing for machinery and equipment purchased in the ordinary course of business as permitted pursuant to Section 7.17(b) below.

          SECTION 7.17.  LIMITATION ON INDEBTEDNESS.

      Create, incur or guarantee any indebtedness or obligation for borrowed money (including without limitation, any reimbursement obligations for any letter of credit issued by any financial institution) or issue or sell any of its obligations to any lender, except: (a) as set forth on Schedule 7.17
                                                           -------------
attached hereto; and (b) purchase money financing and/or capitalized lease obligations for machinery and equipment purchased or leased in the ordinary course of business in the aggregate principal amount of not greater than (i) in Borrowers' 1997 fiscal year, the sum of $460,000 minus the aggregate amount of capital expenditures made during such fiscal year, and (ii) in Borrowers' 1998 fiscal year, the sum of $250,000 minus the aggregate amount of capital expenditures made during such fiscal year plus any unused amount under (i) above.

          SECTION 7.18.  CONTINGENT LIABILITIES.

      Assume, guarantee, endorse or otherwise become liable upon the obligations of any person, firm or corporation, or enter into any purchase or option agreement or other arrangement having substantially the same effect as such a guarantee, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          SECTION 7.19.  CONSOLIDATION OR MERGER.

      Merge into or consolidate with or into any entity.

          SECTION 7.20.  LOANS, ADVANCES, INVESTMENTS.

      Make or permit to exist any loans or advances to, or purchase any stock, other securities or evidences of indebtedness of, or make or permit to exist any investment (including without limitation the acquisition of stock of a corporation), or acquire any assets or any other interest whatsoever, in any other person; provided, however, that Borrowers shall be permitted to make investments in short-term direct obligations of the United States Government so long as such obligations mature not more than one (1) year after the date of acquisition thereof and that Lender continues to have a duly perfected first lien security interest in such obligations in form, scope and substance satisfactory to Lender; and provided further that each of the Borrowers shall be permitted to make loans to its officers, directors and shareholders in the ordinary course of business in the aggregate principal amount of not greater than $20,000 in any calendar year.

          SECTION 7.21.  ACQUISITION OF STOCK OF BORROWERS; DIVIDENDS.

     Except as may be permitted pursuant to the terms of the CII Agreement, purchase, acquire, redeem or retire, or make any commitment to purchase, acquire, redeem or retire, any of the capital stock of Borrowers, whether now or hereafter outstanding, or declare or pay any dividend, or make any distribution to any of its stockholders.

          SECTION 7.22.  SALE AND LEASE OF ASSETS.

      Sell or lease any of the assets of the Borrowers, except for sales of inventory in the ordinary course of business consistent with past practices and on an arms-length basis.

          SECTION 7.23.  NAME CHANGES.

      Change its name or style from that set forth in this Agreement.

          SECTION 7.24.  PROHIBITED TRANSFERS.

      Transfer, in any manner, either directly or indirectly, any cash, property, or other asset to any parent or any of its affiliates or Subsidiaries, other than sales made in the ordinary course of business and for fair consideration on terms no less favorable than if such sale had been an arms-length transaction between Borrowers or such Subsidiary and an unaffiliated entity.

          SECTION 7.25.  NO MANAGEMENT/OWNERSHIP CHANGE.

      Suffer James G. Binch to: (a) cease to be the President of Memry and performing such duties normally associated with such position, or (b) cease to be the beneficial owner of the 280,000 shares of stock of, and warrants in, Memry currently beneficially owned by James G. Binch, or allow Harbour Holdings L.P. to dispose of more than 500,000 shares of stock of Memry.

          SECTION 7.26.  LEASEBACKS.

      Lease any real estate or other capital asset from any lessor who shall have acquired such property from Borrowers.

          SECTION 7.27.  LOANS TO OFFICERS, DIRECTORS AND/OR SHAREHOLDERS.

      Make any loan or advance or make any transfers, in any manner, of any cash, property or other asset to or on behalf of any of its officers, directors or shareholders; provided, however, that Borrowers may make advances to such persons for travel expenses incurred in the ordinary course of Borrowers' business.

          SECTION 7.28.  PAYMENT OF SUBORDINATED DEBT.

      Make payment of any sums to the Subordinating Creditors in violation of any of the

Subordination Agreements.

          SECTION 7.29.  CII AGREEMENT.

      Make payment of any sums to CII in violation of the CII Agreement.

          SECTION 7.30.  CAPITAL EXPENDITURES.

      Make any capital expenditure if the amount of such expenditure, when added to all other capital expenditures and purchase money financing and capital lease obligations incurred during such fiscal year, would exceed $460,000 in Borrowers' 1997 fiscal year and $250,000 (plus any unused amount from the Borrowers' 1997 fiscal year) in Borrowers' 1998 fiscal year.


     ARTICLE VIII.  COLLATERAL

          SECTION 8.1.  GRANT.

      To secure the prompt payment and performance of each and all of the Obligations, each of the Borrowers pledges, assigns, transfers and grants to Lender a continuing first lien security interest in the following property of Borrowers, whether now owned or hereafter acquired or arising (the "COLLATERAL"):

     (a) All accounts and accounts receivable related to or arising from the sale or lease of inventory or rendition of services by Borrowers (the "ACCOUNTS") and all other accounts, bank accounts, contracts, contract rights, Notes, documents, chattel paper, instruments, acceptances, drafts or other forms of obligations and receivables (collectively with the Accounts, the "RECEIVABLES"), whether or not the same are listed on any schedules assignments or reports furnished to Lender from time to time, and whether such Receivables are now existing or are created or arise at any time hereafter, together with all goods, inventory and merchandise returned by or reclaimed by or repossessed from customers wherever such goods, inventory and merchandise are located, and all proceeds thereto including without limitation, proceeds of insurance thereon and all guaranties, securities, and liens which Borrowers may hold for the payment of any such Receivables, including without limitation, all rights of stoppage in transit, replevin and reclamation and all other rights and remedies of an unpaid vendor or lienor, and any liens held by Borrowers as a mechanic, contractor, subcontractor, processor, materialman, machinist manufacturer, artisan, or otherwise;

     (b) All documents, instruments, documents of title, general intangibles, policies and certificates of insurance, guaranties, securities chattel paper, deposits, tax returns, proceeds of insurance, proceeds of an eminent domain or condemnation award, cash, liens or other property, which are now or may hereinafter be in the possession of Borrowers or as to which Borrowers may now or hereafter control possession by documents of title or otherwise, including, but not limited to, all property allocable to unshipped orders relating to Receivables and Inventory;

     (c) All books, records, customer lists, supplier lists, ledgers, evidences of shipping, invoices, purchase orders, sales orders and all other evidences of Borrowers' business records, including all cabinets, drawers, etc. that may hold the same; computer records, lists, software, programs, wherever located, all whether now existing or hereafter arising or acquired;

     (d) All of Borrowers' inventory, whether now owned or hereafter acquired (collectively, the "INVENTORY"), including without limitation : (i) all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials, and any and all items including machinery and equipment used or consumed in the operation of the business of Borrowers or which contribute to the finished product or to the, sale, promotion and shipment thereof, in which Borrowers may now or at any time hereafter have an interest, whether or not such inventory is listed in this Agreement on any reports furnished to Lender from time to time;
(ii) all inventory whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Borrowers or is held by Borrowers or by others for the Accounts, including without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers; (iii) all inventory which may be located on the premises of Borrowers or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents or third parties; (iv) all general intangibles relating to or arising out of inventory; (v) all proceeds and products of the foregoing resulting from the sale, lease or other disposition of inventory, including cash, accounts receivable, other non-cash proceeds and trade-ins; and (vi) with respect to after-acquired inventory, the security interest shall be deemed to be a purchase money security interest;

     (e) All general intangibles, including without limitation, tax refunds, proceeds of insurance eminent domain awards, condemnation proceeds, and patents, copyrights, tradenames, trademarks, applications therefor, and licenses to any patent, copyright, trademark, or tradename that Borrowers now owns, has the right to use or may hereafter own or acquire the right to use;

     (f) All equipment, machinery, appliances, and furniture and fixtures, now existing or hereafter arising, wherever located, and all contracts, contract rights and chattel paper arising out of any lease of any of the foregoing;

     (g) All other collateral in which Borrowers may hereafter grant to Lender a security interest; and

     (h) All renewals, substitutions, replacements, additions, accessions, proceeds, and products of any and all of the foregoing, including without limitation, all proceeds of credit, fire and other insurance and also including, without limitation, rents and profits resulting from the temporary use of the Collateral.

     ARTICLE IX.  EVENTS OF DEFAULT

          SECTION 9.1.  EVENTS OF DEFAULT.

      Without affecting the demand nature of the Revolving Loan which shall at all times be due and payable on demand, any and all Obligations, including without limitation, the Obligations arising pursuant to or in connection with the Loans, shall, at the option of Lender and notwithstanding any time or credit allowed by any Notes or agreement, become immediately due and payable if any one or more of the following events (collectively, ''EVENTS OF DEFAULT" and individually, an "EVENT OF DEFAULT") shall occur:

     (a) Borrowers' failure to pay principal, interest or any other sum due hereunder or under the Notes;

     (b) Borrowers' failure to pay or perform when due any other covenant, duty, indebtedness, liability or obligation arising under this Agreement, the Notes or any of the other Financing Agreements, or any other Obligation, or such failure by Fidelity Guarantors (provided, however, that the Borrowers' failure to perform any of the obligations set forth in Sections 7.3, 7.6, 7.7, 7.9 and 7.12 shall not constitute an Event of Default unless and until such failure continues for thirty (30) days or more;

     (c) the making by Borrowers or Fidelity Guarantors of any misrepresentation of a material fact to Lender;

     (d) the filing, making or issuance of any lien, levy, seizure, attachment, garnishment, injunction, execution, tax lien or judgment upon or against Borrowers or any of the Collateral, or any other property or assets of Borrowers which is not discharged or removed within a period of thirty (30) days from the date of such filing, making or issuance;

     (e) any of the following of, by, or involving Borrowers: insolvency (failure to pay debts as they mature or where the fair value of assets is not in excess of liabilities); business failure; appointment of a receiver or custodian; assignment for the benefit of creditors; calling of a meeting of creditors; appointment of a committee of creditors, or liquidating banks, or offering of a composition extension to creditors; or the commencement of any proceedings under any bankruptcy or insolvency law;

     (f) Borrowers' failure to keep the Collateral insured against loss by fire or otherwise for the full insurable value thereof with companies and for coverages (including Lender's Long Form Loss Payable Endorsement) acceptable to Lender and making the loss, if any, payable to Lender;

     (g) the loss, revocation or failure to renew any license and/or permit now held or hereafter acquired by Borrowers which materially adversely affects the ability of Borrowers to continue their operations as presently conducted;

     (h) the declaration of a default under any obligation of Borrowers for borrowed money to any other creditor;

     (i) the occurrence of any event or circumstance with respect to the Borrowers such that Lender shall reasonably and in good faith believe that the prospect of payment of all or any part of Obligations or the performance by the Borrowers under this Agreement, or any other agreement between the Lender and the Borrowers, is impaired or there shall occur any material adverse change in the business or financial condition of the Borrowers;

     (j) the receipt by Lender of a Default Notice from Raychem Corporation (as defined in the Lessor's Agreement from Raychem Corporation); or

     (k) the receipt by Lender of a Put Notice from Connecticut Innovations, Inc. (as defined in the CII Agreement).



     Upon the occurrence of any Event of Default, at the option of Lender: (x) any and all Obligations, including without limitation, the Obligations arising from or in connection with the Loans, shall become immediately due and payable, and (y) Borrowers' eligibility to request any Further Revolving Loans shall automatically and immediately terminate, without presentment, demand, protest, notice of protest or other notice or requirements of any kind, all of which Borrowers expressly waive. Notwithstanding the foregoing sentence, if any Event of Default under clause (e) occurs, the acceleration of the Obligations and termination of Borrowers' eligibility to request Further Revolving Loans shall be automatic.

     At any time after an Event of Default, Lender may proceed to enforce the rights of Lender whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement, the Notes or the other Financing Agreements, or in aid of the exercise of any power granted in either this Agreement or the Notes or any other Financing Agreement, or it may proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of such rights, or proceed to enforce any legal or equitable right which Lender may have by reason of the occurrence of any Event of Default hereunder.

     ARTICLE X.  COLLECTION OF RECEIVABLES

          SECTION 10.1.  DEPOSITS.

      Until Lender exercises its rights to collect the Receivables as provided for in this Agreement, Borrowers shall continue direct collection of all Receivables. All collections and other proceeds of Receivables which Borrowers receive shall be received in trust for Lender and Borrowers shall: (i) keep all such collections separate and apart from all of its other funds and property
(ii) identify such collections and proceeds as the property of Lender and (ii) immediately deposit such collections in the identical form received in accounts of Lender as designated by Lender from time to time.

          SECTION 10.2.  SCHEDULE.

      All collections of Receivables shall be set forth on a schedule in form and substance satisfactory to Lender. Collections of Receivables shall be credited to the Obligations of Borrowers on the day of their actual receipt by Lender; provided, however, that all credits shall be conditional credits subject to collection and that returned items at Lender's option, may be charged to Borrowers; and further provided that for purposes of the computation of interest, items shall not be deemed to be collected until three (3) days after their actual receipt by Lender.

     ARTICLE XI.  RETURNED MERCHANDISE

          SECTION 11.1.  PROCEDURES.

      Until Lender exercises its rights to collect the Receivables as provided for in this Agreement, Borrowers may continue their present policies for returned merchandise and adjustments, but shall promptly notify Lender of any credits, adjustments or disputes arising concerning the goods or services represented by Receivables. In any event, Borrowers will immediately pay Lender from their own funds (and not from the proceeds of Receivables), for application to the Revolving Loans, an amount equal to any credit or adjustment made to any Eligible Accounts; provided, however, that so long as Borrowers are not in default hereunder, such payment need not be made if Borrowers shall have, after making such credit or adjustment, sufficient Receivables to maintain the aggregate outstanding balance of the Revolving Loans under the Borrowing Base.

     ARTICLE XII.  RIGHTS AND REMEDIES OF LENDER

          SECTION 12.1.  REMEDIES OF LENDER.

      Upon Lender's demand for payment of the Revolving Loan or upon the occurrence of any Event of Default, Lender shall have in any jurisdiction where enforcement of this Agreement, the Notes or any other Financing Agreement is sought, in addition to all other rights and remedies which Lender may have under law and equity, the following rights and remedies, all of which may be exercised with or without further notice to Borrowers and without a prior judicial or administrative hearing, which notice and hearing are expressly waived: to occupy any of Borrowers' premises for up to six (6) months rent free for the purposes of liquidating Collateral, including, without limitation, conducting an auction thereon; to enforce or foreclose the liens and security interests created under this Agreement or under any other agreement relating to Collateral by any available judicial procedure or without judicial process; to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same; to sell, assign, lease, or otherwise dispose of Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at Lender's sole option and as Lender in its sole discretion may deem advisable; to bid or become purchaser at any such sale if public; and, at the option of Lender to apply or be credited with the amount of all or any part of the Obligations owing to Lender against the purchase price bid by Lender at any such sale.

          SECTION 12.2.  SPECIFIC POWERS.

      Lender may at any time, before (with respect to clauses (v), (vii) and (x) of this Section 12.2) or after the occurrence of a demand for payment of the Revolving Loan or an Event of Default and during the continuance of an Event of Default, at Lender's sole discretion: (i) give notice of assignment to any Account Debtor (it being agreed and understood that Lender may at any time, before or after demand for payment of the Revolving Loan or the occurrence of an Event of Default, verify receivables directly with Account Debtors); (ii) collect Receivables directly and charge, or cause to be charged, the collection costs and expenses to the Revolving Loan Account; (iii) collect receivables submitted by Borrowers to Lender for collection and charge, or cause to be charged, the collection costs and expenses to the Revolving Loan Account; (iv) settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers advisable, and credit, or cause to be credited, the Revolving Loan Account with the net amounts received in payment of Receivables; (v) exercise all other rights granted in this Agreement and the other Financing Agreements; (vi) receive, open and dispose of all mail addressed to Borrowers and notify the Post Office authorities to change the address for delivery of Borrowers' mail to an address designated by Lender; (vii) endorse the name of Borrowers on any checks or other evidence of payment that may come into possession of Lender and on any invoice, freight or express bill, bill of lading or other document; (viii) in the name of Borrowers or otherwise, demand, sue for, collect and give acquittance for any and all monies due or to become due on Receivables; (ix) compromise, prosecute or defend any action, claim or proceeding concerning Receivables; and (x) do any and all things necessary and proper to carry out the purposes contemplated in this Agreement, the other Financing Agreements and any other agreement between the parties. Neither Lender nor any person acting as its representative hereunder shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. Borrowers agree that the powers granted hereunder, being coupled with an interest, shall be irrevocable so long as any Obligation remains unsatisfied. Notwithstanding the foregoing, it is understood that Lender is under no duty to take any of the foregoing actions and that after having made demand upon the Account Debtors for payment, Lender shall have no further duty as to the collection or protection of Receivables or any income therefrom and no further duty to preserve any rights pertaining thereto, other than the safe custody thereof in the event Lender takes possession thereof.

          SECTION 12.3.  DUTIES AFTER DEMAND OR DEFAULT.

      Borrowers will, at Lender's request, assemble all Collateral and make it available to Lender at places which Lender may reasonably select, whether at the premises of Borrowers or elsewhere, and will make available to Lender all premises and facilities of Borrowers for the purpose of Lender taking possession of Collateral or of removing or putting the Collateral in salable form. In the event that Lender elects to exercise its right to take possession and control of any Collateral, and any goods called for in any sales order, contract, invoice or other instrument or agreement evidencing or purporting to give rise to any Receivable shall not have been delivered or shall be claimed to be defective by any customer, Lender shall have the right in its sole discretion to use and deliver to such customer any goods of Borrowers to fulfill such order, contract or the like so as to make good any such Receivable. If any Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but shall not be obligated, to effectuate such repair, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such salable form as Lender shall deem appropriate, provided that Lender shall nonetheless have the right to sell or dispose of such Collateral without such processing. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied first to the expenses (including all attorneys' and professionals' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like such collateral, and then to the satisfaction of all Obligations, (application as to any particular Obligations or against principal or interest to be at Lender's sole discretion), and then, upon full and final payment of the Obligations, and unless otherwise prohibited by court order or law, to Borrowers, it being agreed that if any such payment made to Lender is recovered from or repaid by Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrowers, this Agreement automatically shall be reinstated without any further action by Borrowers and Lender. Borrowers shall be liable to Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

          SECTION 12.4.  CUMULATIVE REMEDIES.

      The enumeration of

Lender's rights and remedies set forth in this Article XII is not intended to be exhaustive and the exercise by Lender of any right or remedy hereunder shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between Borrowers and Lender or its employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default.

     ARTICLE XIII.  TERM

          SECTION 13.1.  TERM AND TERMINATION.

     (a) REVOLVING LOAN. Unless sooner terminated by Lender as a result of the occurrence of a demand, an Event of Default, or a Defaulting Event, Borrowers' eligibility to request Revolving Loans shall commence on the date hereof and shall continue for a period through and including July 31, 1998 (the "TERM"). Borrowers' eligibility to request Revolving Loans may be extended after the Term only with the express written consent of both Borrowers and Lender. At the end of the Term, Borrowers shall pay the entire balance of the Revolving Loans, the Term Loan and all other outstanding Obligations. Further, upon termination of the Revolving Loan facility all of the rights, interests and remedies of Lender and Obligations of Borrowers shall survive and Borrowers shall have no right to receive, and Lender shall have no obligation to make, any further Revolving Loans. Upon full, final and indefeasible payment of the Obligations to Lender, all rights and remedies of Borrowers and Lender hereunder shall cease, so long as any payment so made to Lender and applied to the Obligations is not thereafter recovered from or repaid by Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against Borrowers, whereupon this Agreement shall be automatically reinstated without any further action by Borrowers and Lender and shall continue to be fully applicable to such Obligations to the same extent as though the payment so recovered or repaid had never been originally made on such Obligations.

     (b) TERMINATION FEE AND MINIMUM INTEREST. In the event that (a) this Agreement is terminated by Borrowers as of any date other than the end of the Term, or (b) this Agreement is terminated as a result of the occurrence of an Event of Default or a Defaulting Event (other than Event of Default arising solely under 9.1(i) above), Borrowers shall pay to Lender on the effective date of such termination, in addition to the Minimum Interest Amount and any other payments Borrowers are required to make hereunder, a termination charge equal to one percent (1%) of the sum of the maximum principal amount of the Revolving Loan ($1,500,000) plus the then outstanding principal amount of
                                ----
the Term Loan (the "TERMINATION FEE"). In the event that (x) Borrowers breach this Agreement by terminating this Agreement prior to the expiration of the Term, or (y) Borrowers give to Lender less than sixty (60) days notice that Borrowers intend to decline to extend the term of this Agreement at the end of the Term, or (z) this Agreement is terminated as a result of: (i) a demand by Lender for payment of the Loans; or (ii) the occurrence of an Event of Default or a Defaulting Event, Borrowers shall pay to Lender the Minimum Interest Amount on the effective date of such termination, in addition to the Termination Fee and any other payments Borrowers are required to make hereunder. All other amounts due from Borrowers to Lender prior to or in connection with any termination of this Agreement which have not been previously paid, shall be paid by Borrowers on or before the effective date of the termination. As used herein, the "Minimum Interest Amount" means interest upon the Minimum Balance at the interest rate in effect on the date that express written notice of such termination is given to Lender (or, if no such notice is given, the rate in effect on the effective date of termination), for the period commencing on the date of such written notice of termination (or, if no such notice is given, commencing on the effective date of termination) and ending at the end of the Term (or at the end of a period of sixty (60) days thereafter, if such termination notice is given by Borrowers during or at the end of the Term on less than sixty (60) days notice or if no termination notice is given).

     ARTICLE XIV.  MISCELLANEOUS

          SECTION 14.1.  INDEMNIFICATION.

     (a) In consideration of Lender's execution and delivery of this Agreement and Lender's making of the Loans hereunder and in addition to all other obligations of Borrowers under this Agreement, each of the Borrowers hereby jointly and severally agrees to defend, protect, indemnify and hold harmless Lender, its successors, assigns, officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (individually, each an "INDEMNITEE" and collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitees is a party to any action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements as and when incurred (collectively, the "INDEMNIFIABLE LIABILITIES") incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (i) the execution, delivery, performance or enforcement of this Agreement and the other

Financing Agreements and any instrument, document or agreement executed pursuant hereto to any of the Indemnitees; (ii) Lender's status as lender to, or creditor of, Borrowers; or (iii) the operation of Borrowers' businesses from and after the date hereof, including, without limitation, those arising under any Environmental Law. To the extent that the foregoing undertaking by Borrowers may be unenforceable for any reason, Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnifiable Liabilities which is permissible under applicable-law.

     (b) Each of the Borrowers hereby jointly and severally covenants and agrees at all times to indemnify, hold harmless and defend the Indemnitees, whether as secured party in possession or as successor in interest to Borrowers as owner of any personal property assets located on the real property of Borrowers by virtue of any action taken by Lender pursuant to the Financing Agreements, the Uniform Commercial Code (as in effect in any applicable jurisdiction) or otherwise, from and against any and all liabilities, losses, damages, costs, expenses, penalties, fines, causes of actions, suits, claims, demands or judgments, including, without limitation, attorneys' fees and expenses, suffered or incurred in connection with: (i) the Environmental Laws, including, without limitation, liens or claims of any federal, state or municipal government or quasi-governmental agency or any third person, whether arising under any Environmental Law or any other federal, state or municipal law or regulation;
(ii) any spill or contamination affecting the Premises or any other property owned, leased, controlled or used by Borrowers, including, without imitation, any Hazardous Substance or other waste-like or toxic substances located on, under, emanating from or relating to the Premises or such property from and on and after the date hereof or any portion of any thereof or any property contiguous to the Premises or such property from and after the date hereof, and including, without limitation, any loss of value of the Premises or such property as a result of any such spill or contamination; and (iii) the direct or indirect installation, use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Substance on under or about the Premises or any other property owned, leased, controlled or used by Borrowers or any portion of any thereof, from and including all consequential damages, the costs of any required or necessary repair, cleanup or detoxification, and the costs of the preparation and implementation of any closure, remedial or other required plans; provided, however, that Borrowers shall have no obligation to indemnify the Indemnitees under this Subsection 14.1(b) for claims or losses resulting solely from the Indemnitees' Parties own negligent action while on the Premises or property of Borrowers. Further, is expressly agreed and understood that the mere fact that an Indemnitee has been declared an "owner" or "operator" (as such term is defined in any Environmental Law) resulting from such Indemnitee having taking possession of any of the Collateral (without any negligence on the part of such Indemnitee) shall not exonerate Borrowers from any claim by such

Indemnitee or any other Indemnitee seeking indemnification.

          SECTION 14.2.  PAYMENT SET-ASIDE.

      To the extent that Borrowers make a payment or payments to Lender (whether hereunder, under the Notes, or under the other Financing Agreements) or Lender enforces its security interests or rights or exercises its right of setoff; and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Borrowers, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action) in connection with any bankruptcy or similar proceeding involving Borrowers, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          SECTION 14.3.  SET-OFF.

      Each of the Borrowers hereby grants to Lender a lien and right of setoff for all its liabilities to Lender upon and against all its deposits, credits, collateral and property now or hereafter in the possession or control of Lender or in transit to Lender. Lender may, upon the occurrence of any Event of Default or Defaulting Event or both, apply or exercise the right of set off against any or all of the foregoing or any part of any thereof against any liability of Borrowers to Lender, regardless whether such liability is matured or unmatured.

          SECTION 14.4.  COVENANTS TO SURVIVE; BINDING AGREEMENT.

      All covenants, agreements, warranties and representations made herein, in the Notes, in the other Financing Agreements, and in all certificates or other documents of Borrowers shall survive the advances of money made by Lender to Borrowers hereunder and the delivery of the Notes and the other Financing Agreements, and all such covenants, agreements, warranties and representations shall be binding upon and inure to the benefit of Lender and its successors and assigns, whether or not so expressed.

          SECTION 14.5.  CROSS-COLLATERALIZATION.

      All Collateral which Lender may at any time acquire from Borrowers or from any other source in connection with Obligations arising under this Agreement and the other Financing Agreements shall constitute collateral for each and every Obligation, without apportionment or designation as to particular Obligations and all Obligations, however and whenever incurred, shall be secured by all Collateral however and whenever acquired, and Lender shall have the right, in its sole discretion, to determine the order in which Lender's rights in or remedies against any Collateral are to be exercised and which type of Collateral or which portions of Collateral are to be proceeded against and the order of application of proceeds of Collateral as against particular Obligations.

          SECTION 14.6.  CROSS-DEFAULT.

      Borrowers acknowledge and agree that an Event of Default and/or Defaulting Event under any one of the Financing Agreements shall constitute an Event of Default or Defaulting Event under each of the other Financing Agreements.

          SECTION 14.7.  AMENDMENTS AND WAIVERS.

      Neither this Agreement, the Notes, the other Financing Agreements, nor any term, covenant or condition hereof or thereof may be changed, waived, discharged, modified or terminated except by a writing executed by the parties hereto or thereto. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder or under the Notes or the other Financing Agreements shall preclude any other or future exercise thereof, or the exercise of any other right remedy or power.

          SECTION 14.8.  NOTICES.

      All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by first class mail to the respective parties to this Agreement to the address set forth in the introductory sentence hereof.

          SECTION 14.9.  TRANSFER OF LENDER'S INTEREST.

      Borrowers hereby agree that Lender, in its sole discretion, may freely sell, assign or otherwise transfer participations, portions, co-lender interests or other interests in all or any portion of the indebtedness, liabilities or obligations arising in connection with or in any way related to the financing transactions of which this Agreement is a part provided that such transferee is a recognized financial institution. In the event of any such transfer, the transferee may, in Lender's sole discretion, have and enforce all the rights, remedies and privileges of Lender. Borrowers consent to the release by Lender to any potential transferee of any and all information (including, without limitation, financial information) pertaining to Borrowers as Lender, in its sole discretion, may deem appropriate. If such transferee so participates with Lender in making loans or advances hereunder or under any other agreement between such Lender and Borrowers, Borrowers hereby grant to such transferee and such transferee shall have and is hereby given a continuing lien and security interest in any money, securities or other property of Borrowers in the custody or possession of such transferee, including the right of setoff under circumstances consistent with this Agreement, to the extent of such transferee's participation in the Obligations of Borrowers to Lender.

          SECTION 14.10.  WAIVERS.

     (a) EACH OF THE BORROWERS ACKNOWLEDGES THAT THE LOANS EVIDENCED HEREBY ARE COMMERCIAL TRANSACTIONS AND WAIVES ITS RIGHT TO NOTICE AND HEARING

UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWERS AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER. EACH OF THE BORROWERS FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS.

     (b) EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS, INCLUDING, WITHOUT LIMITATION, TORT CLAIMS. EACH OF THE BORROWERS FURTHER ACKNOWLEDGES THAT LENDER HAS NOT REPRESENTED TO BORROWERS THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     (c) EACH OF THE BORROWERS ACKNOWLEDGES THAT IT MAKES THE FOREGOING WAIVERS IN CLAUSE (A) AND CLAUSE (B) ABOVE, KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEYS.

          SECTION 14.11.  SECTION HEADINGS; SEVERABILITY; ENTIRE AGREEMENT.

          Section and subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement, the Notes and the other Financing Agreements is intended to be severable; if any term or provision of this Agreement, the Notes, the other Financing Agreements, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All Exhibits and Schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement, the other Financing Agreements, and the Exhibits and Schedules attached hereto and thereto embody the entire agreement and understanding between Borrowers and Lender and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

          SECTION 14.12. GOVERNING LAW, NOTICE AND SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS.

      This Agreement and the other Financing Agreements, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut (but not its conflicts of law provisions). Borrowers hereby designate and appoint, without power of revocation, the Secretary of the State of Connecticut as Borrowers' agent upon whom may be served all process, pleadings, notices or other papers which may be served upon it as a result of any of its Obligations under this Agreement or other Financing Agreements. Borrowers agree that the Superior Court for the Judicial District of Hartford/New Britain or the United States District Court for the District of Connecticut shall have jurisdiction to hear and determine any claims or disputes pertaining to the financing transactions of which this Agreement is a part and/or to any matter arising or in any way related to this Agreement or any other agreement between Lender and Borrowers, and Borrowers expressly submit and consent in advance to such jurisdiction in any action or proceeding.

          SECTION 14.13.  JOINT AND SEVERAL OBLIGATION.

      Each of the Borrowers acknowledges that (a) the Obligations are the joint and several obligation of each of the Borrowers and all references to Borrowers are deemed to refer to each of them individually and both of them collectively,
(b) Wright is a wholly-owned subsidiary of Memry and each of them derives a direct and material financial benefit from the Loans extended to the other, and
(c) for reasons of simplicity and administrative ease, the Borrowers desire that the Loans be extended to them as co-borrowers. The security interests, liens and other rights and interests in and relative to any of the real or personal property of the Borrowers now or hereafter granted to Lender by the Borrowers or in any instrument or agreement, shall serve as security for any and all of the Obligations, including but not limited to, the obligations arising under the Loans and, for the repayment thereof, Lender may resort to any security held by it in such order and manner as it may elect.

          SECTION 14.14.  MISCELLANEOUS PROVISIONS REGARDING MEMRY'S DOCUMENTS.

          (a) Lender acknowledges that, pursuant to Section 7(b) of the Amended and Restated Asset Purchase Agreement, dated as of May 10, 1996, between Memry and Raychem Corporation, a Delaware corporation ("RAYCHEM"), as amended (the "RAYCHEM AGREEMENT"), Memry is required (i) to keep books and records relating to products which Memry manufactures and which Raychem manufactured prior to the Closing (as defined in the Raychem Agreement) for a period of seven (7) years, and (ii) to maintain all documents purchased from Raychem under the Raychem Agreement relating in any way to the matters subject to the lawsuit entitled Intrinsic v. Raychem Corporation
--------------------------------
during the pendency of such litigation (including all appeals thereof). In the event that Lender forecloses upon any such books, records and/or documents at a time when the aforesaid requirements are still in force, Lender agrees to take possession of such books, records and/or documents, and/or to sell or otherwise convey such books, records and/or documents, or cause such books, records and/or documents to be sold or otherwise conveyed, subject to the aforesaid restrictions.

        (b) Lender acknowledges that, pursuant to the definition of the term "Documents" contained in Section 1 of the Raychem Agreement, Memry may not have title to certain documents in Memry's possession due to the inability of Raychem to transfer such documents to Memry without the prior written consent of various third parties. Lender agrees and acknowledges that its lien upon Memry's assets hereunder only covers documents to the extent that Memry in fact has any right, title and/or interest in and to the same, and that Lender will have no more interest in any such documents upon an exercise of any of its foreclosure or similar rights hereunder than Memry currently has to such documents. Borrowers represent and warrant to Lender that the aforesaid documents (i) do not relate to the Borrowers' accounts receivable, inventory and/or machinery and equipment, and (ii) are not material to the Borrowers' respective assets, businesses and/or prospects.

          SECTION 14.15.  WAIVER.

      Without limiting the generality of the waivers contained in this Agreement or in any other Financing Agreement, Borrowers irrevocably waive any right to claim that Lender is not dealing fairly with them, or for any other reason has any liability to them, regardless of the status of the business, financial condition, or prospects of Borrowers, on account of Lender taking action to repossess or collect upon the Collateral or otherwise to collect the Obligations as a result of receiving a Put Notice from Connecticut Innovations, Inc.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.




Witnesses:                    MEMRY CORPORATION


/s/                           By: /s/ Wendy A. Gavaghan
---------------------------      -------------------------------

                                 Its  V.P. Finance
/s/
---------------------------

Witnessed:                    WRIGHT MACHINE CORPORATION


/s/                           By: /s/ Wendy A. Gavaghan
---------------------------      -------------------------------

                                 Its  Secretary
/s/
---------------------------

Witnessed:                    AFFILIATED BUSINESS CREDIT
                              CORPORATION


/s/                           By: /s/ Gary W. Burdick
---------------------------      -------------------------------

                                 Its  President
/s/
---------------------------



STATE OF CONNECTICUT     )

                         )  ss.  Hartford

COUNTY OF HARTFORD       )

     Before me, the undersigned, this 9th day of August, 1996, personally appeared Wendy Gavaghan, known to me to be the V.P.-Finance of MEMRY
CORPORATION and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

     In Witness Whereof; I hereunto set my hand.

                              /s/ David I. Albin
                              -----------------------------------------
                              Commissioner of the Superior Court

STATE OF CONNECTICUT     )

                         )    ss.  Hartford

COUNTY OF HARTFORD       )

     Before me, the undersigned, this 9th day of August, 1996, personally appeared Wendy A. Gavaghan, known to me to be the Secretary of WRIGHT
MACHINE CORPORATION and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

     In Witness Whereof; I hereunto set my hand.

                              /s/ David I. Albin
                              -----------------------------------------
                              Commissioner of the Superior Court

STATE OF CONNECTICUT     )

                         )    ss.  Hartford

COUNTY OF HARTFORD       )

     Before me, the undersigned, this 9th day of August, 1996 personally appeared Gary Burdick, known to me to be the President of Affiliated Business Credit Corporation, and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

     In Witness Whereof; I hereunto set my hand.

                              /s/ David I. Albin
                              -----------------------------------------
                              Commissioner of the Superior Court

                 Exhibits and Schedules Intentionally Omitted